WESTERN ASSET FUNDS, INC.

October 17, 2007

Supplement to the Statement of Additional Information dated August 1, 2007

This supplement is provided to update, and should be read in conjunction with, the information provided in the Statement of Additional Information (the “SAI”) dated August 1, 2007 of Western Asset Funds, Inc. The SAI is hereby amended as follows:

In the section titled “DISCLOSURE OF PORTFOLIO HOLDINGS”, the second paragraph under the sub-heading “Public Disclosure of Portfolio Holdings” is hereby deleted and replaced in its entirety with the following:

Complete portfolio holdings information may be provided to any person on a quarterly basis no sooner than 25 days following quarter-end, provided that such information has been made available to the public through postings on the Corporation’s website or public filings with the SEC at least one day previously. Portfolio holdings information for a quarter will remain on the Corporation’s website until the next quarterly portfolio holdings information is posted.

Please retain this supplement for future reference.